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                                                                   EXHIBIT 10.46


                          THIRD MODIFICATION AGREEMENT


     The Third Modification Agreement ("Third Modification") is entered into as of the 20th day of June, 2000 ("Agreement"), between Tokai Bank of California, a California banking corporation (individually referred to as "Tokai" and a "Lender" and in its capacity as Agent for Lenders, the "Agent"), and Kennedy-Wilson, Inc., a Delaware corporation ("KW"), Kennedy-Wilson International, Inc., a California corporation ("KWI"), Kennedy-Wilson Properties, Ltd., a Delaware corporation ("KWPL"), and K-W Properties, Inc., a California corporation ("KWP") (individually and collectively, "Borrower") with reference to the following facts:

                                    RECITALS

     A. Borrower, Lenders and Agent are parties to a certain Revolving Loan Agreement dated as of July 2, 1999 (as amended, "Loan Agreement"), providing for a line of credit in the aggregate principal sum of $15,000,000 ("Credit").

     B. Borrower's obligations to Tokai, as a Lender under the Loan Agreement are further evidenced by a certain Promissory Note dated July 2, 1999 ("Note"), in the original principal sum of $10,000,000 ("Tokai's Commitment").

     The aforementioned Loan Agreement and Note and all other documents and instruments executed in connection therewith are hereinafter individually and collectively referred to as the "Loan Documents."

     C. The Loan Agreement and the Note have heretofore been amended and/or modified pursuant to the following:

          1. That certain Modification Agreement dated as of November 15, 1999, by and among Tokai (acting as Agent and Lender), KW, KWI, KWPL and KWP.

          2. That certain Second Modification Agreement dated as of February 28, 2000 by and among Tokai (acting as Agent and Lender), KW, KWI, KWPL and KWP.

     D. Borrower has requested that Agent and Lenders amend the Loan Documents to provide for, among other things, an extension of the Maturity Date, and to permit Borrower to obtain additional credit from GATX and AON (collectively, "Third Party Lender").

     E. Agent and Lenders are willing to amend the Loan Documents subject to the terms and conditions hereinafter set forth.


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     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Loan Agreement.

     2.   Amendments to Loan Agreement.

          2.1 In Section 1.1 of the Loan Agreement, the definition of "Maturity Date" is amended in its entirety to read as follows:

               "Maturity Date" means the earlier of June 30, 2002 and the date on which a Change of Control occurs.

          2.2 Section 4.8(f) of the Loan Agreement is amended in its entirety to read as follows:

               "(f) As soon as available, but in any event, within thirty (30) days of the end of each calendar year, projections by KW of the Financial Statements for KW and its subsidiaries, including projections for each business segment of such entities, for the succeeding calendar year on a quarterly basis, and on an annual basis for the following two (2) calendar years. These Financial Statements may be Borrower prepared."

          2.3 Section 4.8(m) of the Loan Agreement is amended to read as follows:

               "(m) As soon as available, but in any event, within fifteen (15) days of the end of each calendar quarter, the following reports in format acceptable to Agent: (i) an acquisition report setting forth
          (x) the terms of each real estate and business acquisition, (y) income and expense projections for such acquisition, and (z) if applicable, the anticipated timing and amount for disposition of such asset; (ii) a budget variance report setting forth income, expense and income/expense ratios by business segment, and (iii) a report setting forth all investments by Borrower, including with Affiliates and other related parties and non-affiliates."

          2.4 The first full sentence of Section 4.13 of the Loan Agreement is amended to read as follows:

          "Except as provided in this Section 4.13 or in Section 4.17 below, Borrower shall not have outstanding or incur any direct or contingent liabilities (other than to

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     Lenders), or become liable for the liabilities of others, without Lenders'
     written consent."

     2.5. Section 4.13(d) of the Loan Agreement is amended to read as follows:

          "(d) Liabilities and lines of credit in existence on the date of this Agreement disclosed in writing to Lenders and the Third Party Loan (as hereinafter defined) in accordance with Section 4.17, provided however, that, without the prior consent of Agent, at no time shall the aggregate amount of unsecured debt of KW and its subsidiaries exceed $33,000,000.00, including the lines of credit provided under this Agreement and by East-West Bank, plus the Third Party Loan.

     2.6 Article 4 of the Loan Agreement is amended to add a new Section 4.17 to read as follows:

          "4.17 Permitted Additional Debt. Notwithstanding anything to the contrary contained in Section 4.13, Borrower shall be permitted to obtain a loan ("Third Party Loan") from GATX and AON (collectively, "Third Party Lender"), subject to the satisfaction of each and all of the following conditions, any or all of which may be waived, in whole or in part by Agent, in its sole opinion and judgment, and all of which conditions must be satisfied (or waived by Agent) by no later than June 30, 2000:

                (a) The Third Party Loan shall be in such amount and on such terms and conditions as are approved in writing by Agent, which approval may be given or withheld in Agent's sole opinion and judgment;

                (b) Borrower, at its sole expense, delivers, deposits or causes to be delivered or deposited with Agent, true and complete copies of all loan documents and other documents to be executed or given by or on behalf of Borrower in connection with the Third Party Loan ("Third Party Loan Documents");

                (c) The Third Party Loan Documents shall have been reviewed and approved in writing by Agent, which approval may be given or withheld in Agent's sole opinion and judgment, and the Third Party Loan Documents shall contain such revisions and modifications as Agent shall require, in its sole opinion and judgment;

                (d) If requested by Agent, an intercreditor agreement in form and content satisfactory to Agent, in its sole opinion and judgment, shall be entered into by and among Third Party Lender, Lenders, Agent,


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                  Borrower and such other Persons as Agent shall require, in its sole option and judgment; and

                        (e) If any of the documents executed or given by or on behalf of KW in connection with its line of credit with East-West Bank ("East-West Loan Documents") are to be amended or modified by reason of or in connection with the Third Party Loan (including, without limitation, any amendments to or modifications with respect to any financial covenants given by Borrower to East-West Bank), then: (i) such proposed amendments and any agreements relating thereto shall be presented to Agent and shall be approved in writing by Agent, which approval may be given or withheld in Agent's sole opinion and judgment, and (ii) such proposed amendments and any agreements relating thereto, if approved in writing by Agent, shall be executed prior to or concurrently with this Third Modification."

            2.7   Article 4 of the Loan Agreement is amended to add a new
Section 4.18 to read as follows:

                  "4.18 Additional Provisions Regarding Third Party Loan. If the
            Third Party Loan is obtained by Borrower in accordance with Section 4.17, then each of the following shall apply:

                        (a) Borrower shall, in addition to the financial covenants set forth in Section 4.11 and any other covenants or requirements under this Agreement, comply with each and all of the financial covenants contained in the Third Party Loan Documents.

                        (b) If any of the financial covenants contained in the East-West Loan Documents are amended or modified by reason of or in connection the Third Party Loan, then Borrower shall, in addition to the financial covenants set forth in Section 4.11 and any other covenants or requirements under this Agreement, comply with each and all of the financial covenants contained in the East-West Loan Documents, as amended or modified."

            2.8   Article 5 of the Loan Agreement is amended to add a new
Section 5.1(r) to read as follows:

                        "(r)  If the Third Party Loan shall be obtained by
                  Borrower, (i) KW shall fail to pay any principal of, premium or interest on or any other amount payable to Third Party Lender under the Third Party Loan when the same becomes due and payable (whether at scheduled maturity, or by



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                    required prepayment, acceleration, demand or otherwise); or
                    (ii) any other event shall occur or condition shall exist under any of the Third Party Loan Documents if the effect of such event or condition is to permit the acceleration of the maturity of amounts owed under the Third Party Loan (whether or not such acceleration occurs)."

     3.   Amendment to Note.

               3.1 In Section 1.7 of the Note, the term "two hundred (200) Basis Points" is hereby amended and changed to "three hundred (300) Basis Points."

               3.2 In Section 1.10 is amended in its entirety to read as follows:

                    "1.10   "Maturity Date" means the earlier of June 30, 2002
                    and the date on which a Change of Control (as defined in the Loan Agreement) occurs."

     4. Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that: (i) no default specified in the Loan Agreement and no event which with notice or lapse of time, or both, would become such a default has occurred and is continuing; (ii) the representations and warranties of Borrower pursuant to the Loan Agreement are true on and as of the date hereof as if made on and as of said date; (iii) the making and performance by Borrower of this Agreement have been duly authorized by all necessary action; (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Loan Agreement as amended hereby; and (v) not less than $5,000,000.00 of the proceeds from the Third Party Loan shall be paid to Lender to reduce the amount outstanding under the Credit.

     5. Conditions Precedent. This Amendment will be effective when Agent receives the following items, in form and content acceptable to Agent in its sole opinion and judgment:

          5.1 Evidence that Borrower has authority to carry out the transactions contemplated by this Agreement.

          5.2 Lenders shall have received from Borrower, an amount equal to all attorneys' fees and out-of-pocket expenses incurred by Lenders in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any matter related thereto.

          5.3  Such other documents as may be required by Agent.




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     6.   Effect of Agreement. Except as provided in this Agreement, all of the terms and conditions of the Loan Agreement shall remain in full force and effect, and are hereby reaffirmed and ratified in their entirety.

     7. No Further Advances. The parties agree that Lender will not make any further advances under the Credit until such time as the parties agree to further modifications to the Loan Agreement, including, but not limited, to making certain covenants in the Third Party Loan Documents and East-West Loan Documents consistent with those contained in the Loan Agreement.

          This Agreement is executed as of the date first above written.


                                     "Lender" and "Agent"

                                          Tokai Bank of California, a California
                                          banking corporation

                                          By: /s/ RICHARD FLORES
                                              ----------------------------------
                                          Name: Richard Flores
                                                --------------------------------
                                          Title: Regional Vice President
                                                 -------------------------------

                                     "Borrower"

                                          Kennedy-Wilson, Inc., a Delaware
                                          corporation

                                          By: /s/ FREEMAN LYLE
                                              ----------------------------------
                                          Name: Freeman Lyle
                                                --------------------------------
                                          Title: EVP CFO
                                                 -------------------------------

                                          Kennedy-Wilson, International, Inc., a
                                          California corporation

                                          By: /s/ FREEMAN LYLE
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title: Director
                                                 -------------------------------

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                                        Kennedy-Wilson Properties, Ltd., a
                                        Delaware corporation



                                        By:    /s/ FREEMAN LYLE
                                               ----------------------------
                                        Name:
                                               ----------------------------
                                        Title: Director
                                               ----------------------------



                                        K-W Properties, Inc., a California
                                        corporation



                                        By:    /s/ FREEMAN LYLE
                                               ----------------------------
                                        Name:
                                               ----------------------------
                                        Title: Director
                                               ----------------------------

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